MARCH 2023 INVESTOR PRESENTATION

# About Urban Edge

## Portfolio Overview

76 properties with 17.2M sf total GLA including 1.3M sf industrial GLA. ~90% of total portfolio value and NOI is from properties located in the D.C. to Boston corridor

## Concentration in High-density Markets

Local sharp-shooter in the most densely-populated, supply-constrained region in the country

## Control Of Our Assets

We wholly-own all properties other than two where we are the majority and controlling partner

## Opportunity For Growth

95% leased same-property occupancy compared to peak of 98% in 2018; visibility to grow NOI by 18% or $44M annually, 12% of which is derived from leases already executed with the remaining 6% expected from leases in negotiation

## Asset Quality

Our properties are anchored by high-performing essential retailers: ~65% of asset value anchored by grocers (~$900 psf in sales), 10% by Home Depot or Lowe's, and 7% are industrial and self-storage assets

## Open Air Format

Well-positioned for consumers to access essential goods and services; locations facilitate last mile delivery and provide easy BOPIS and curbside pickup

## Balance Sheet

Significant cash balance (~$129M), and $800M available under our revolving credit facility; debt consists entirely of single asset, non-recourse mortgages



SMASHBURGER
SMASHBURGER

Data as of December 31, 2022, except where noted.

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URBAN EDGE PROPERTIES | 2

# Portfolio Concentrated in DC to Boston Corridor

Most heavily urbanized region in the U.S.



New York
Massachusetts
BOSTON
Pennsylvania
CT
RI
NEW YORK
PHILADELPHIA
New Jersey
WV
Maryland
BALTIMORE
DE
WASHINGTON, DC
Virginia
Persons Per Sq. Mile
less than 150
150 – 250
250 – 750
750 – 1500
1500 – 3000
3000 – 5000
5000 – 7500
7500 or more

**90%**

portfolio NOI generated from properties situated in the DC to Boston corridor

**10x**

higher than US average for people per square mile in this corridor

**2x**

our peer average for 3-mile population density for total portfolio

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# First-Ring Suburbs of NY Metro

44 Properties; ~80% of Total Value



New York
Connecticut
LONG ISLAND
NEW YORK CITY
New Jersey
Persons Per Sq. Mile
less than 150
150 – 250
250 – 750
750 – 1500
1500 – 3000
3000 – 5000
5000 – 7500
7500 or more

**Supply Constraints and Population Density** drive demand from retailers seeking to expand their omnichannel initiatives

**Population** in first ring NYC suburbs is stable as people remain rooted to NY metro

**WFH policies** have contributed to higher foot traffic in first-ring suburb shopping centers as compared to pre-covid

**Housing demand** in NY metro is stronger than other parts of the country due to limited supply

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# Highlights

### Recent Results

- FFO as Adjusted was $0.33/share in 4Q22, up $0.06/share or 22% compared to 4Q21
- Executed 22 new leases totaling 576,000 sf in 4Q22 and 69 new leasing totaling over 1M sf in 2022, both new records
- Total liquidity of ~$929 million, comprised of $129 million of cash as of 12/31/22 and $800 million available under our line of credit
- SP leased occupancy was 95.4%, up 110 bps compared to 4Q21 , up 200 bps compared to 3Q22

### Leasing Activity

- Approximately $29 million of future annual gross rent (12% of current NOI) from signed leases not yet rent commenced
- Leasing pipeline includes approximately 530K sf, representing an additional 6% of annualized NOI
- Executed 139K sf lease with Target at Bruckner Commons and 28K sf lease with T.J. Maxx at the Outlets at Montehiedra in former Kmart spaces at these properties, 22K sf lease with Golf Galaxy at Goucher Commons and two industrial leases at East Hanover Warehouses

### Development & Redevelopment

- $216 million of active redevelopment projects under way, $160 million remains to be funded, expected to generate a 12% unlevered yield
- Active projects are lower risk with average investments of less than $10 million per project with anchor leases executed prior to construction
- Significant value creation opportunity from monetizing land parcels where highest and best use is industrial, medical office, and/or residential

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# 2023 Outlook

Issued guidance for fiscal year 2023 as part of our fourth quarter earnings release.

**Operating FFO as Adj per diluted share[1]**

**$1.11 ⟷ $1.17**

**Selected Assumptions**

**Same Property NOI with Redevelopment Growth**

**(1.0%) ⟷ 2.0%**

**Same Property NOI with Redevelopment Growth (excl collections of amounts previously deemed uncollectible)**

**0.5% ⟷ 3.5%**

[1] Excludes items that impact FFO comparability, including loss on extinguishment of debt or any one-time items outside of the ordinary course of business.

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Urban Edge Team Scott Auster EVP, Head of Leasing Cecilia Li SVP, Chief Information Officer John Villapiano SVP, Development Leigh Lyons SVP, Leasing Andrea Drazin Chief Accounting Officer Jeff Olson Chairman and Chief Executive Officer Mark Langer EVP, Chief Financial Officer Danielle De Vita EVP, Development Rob Milton EVP & General Counsel Jeff Mooallem EVP, Chief Operating Officer Sandi Danick SVP, Leasing Paul Schiffer SVP, Leasing Etan Bluman SVP, Finance & Investor Relations Helen Schultz SVP, Deputy General Counsel Rob Vergara SVP, Property Accounting

8U R B A N E D G E P R O P E R T I E SI N V E S T O R P R E S E N T A T I O N M A R C H 2 0 2 3 Top 20 Tenants By Annualized Base Rent Data as of December 31, 2022 Tenant S&P Rating # of Stores Total Square Feet (000s) ABR in Millions % of Total ABR The Home Depot A 6 809 $16 5% The TJX Companies A 21 672 14 5% Lowe's Companies BBB+ 6 976 9 3% Best Buy BBB+ 8 360 9 3% Kohl's BB+ 8 767 8 3% Walmart AA 5 708 7 3% Burlington BB+ 7 416 7 3% ShopRite NR 5 361 6 2% PetSmart NR 10 229 6 2% BJ's Wholesale Club BB+ 4 454 6 2% Stop & Shop NR 5 363 5 2% Target A 3 336 5 2% LA Fitness NR 6 287 5 2% Amazon AA 3 145 5 2% The Gap BB 11 166 5 2% Staples NR 8 168 4 1% Bob's Discount Furniture NR 4 171 3 1% Bed Bath & Beyond D 7 206 3 1% Dick's Sporting Goods BBB 4 186 3 1% 24 Hour Fitness NR 1 54 3 1% Total / Weighted Average BBB+ 132 7,834 $129 46%

9U R B A N E D G E P R O P E R T I E SI N V E S T O R P R E S E N T A T I O N M A R C H 2 0 2 3 Portfolio ABR Composition by Tenant Category Data as of December 31, 2022 (1) Grocer includes Warehouse Clubs, Target and Walmart (2) Other necessity-based and services includes auto, beauty, banks, education and other services Strong and resilient tenant mix • 59% of ABR from tenants in recession resilient categories • Restaurant and fitness categories remain strong as evidenced by consumer spending trends and record foot traffic growth in gyms • 87% of ABR is made up of national, regional and industrial tenants Recession Resilient = 59% Discretionary = 27% Restaurant/Fitness = 14% Grocer(1) 19% Discounter (Burlington, TJX, etc.) 10% Home Improvement 10% Other necessity-based and services(2) 9% Warehouse/ Non-retail 6% Medical office 3% Pet Stores 3% Restaurants 9% Fitness 4% Apparel/ Department Stores 12% Furnishings 5% Consumer Electronics 4% Other (Entertainment, nutrition, etc) 3% Sporting Goods 2% Office supplies 1%

10U R B A N E D G E P R O P E R T I E SI N V E S T O R P R E S E N T A T I O N M A R C H 2 0 2 3 Necessity-Based Tenancy Results in Stable Cash Flows Note: Percentages shown reflect portfolio value by asset type Industrial/Self-Storage 7% Lodi Route 17 Grocery Anchored Assets 65% Bergen Town Center Home Improvement Anchored 10% West Branch Commons Other Assets 18% (Discounters/Gyms/etc) Kearny CommonsTonnelle Commons

11U R B A N E D G E P R O P E R T I E SI N V E S T O R P R E S E N T A T I O N M A R C H 2 0 2 3 LEASING

# Retail Update

**Demand for open-air centers remains strong and omnichannel offering is imperative:**

- U.S. retail vacancy fell to 5.7% in the fourth quarter, the lowest level in at least 15 years, with little new construction helping market rent growth.[1]
- 88% of surveyed retailers cited that enabling ship-from-store improved or significantly improved their customer satisfaction metrics.[2]
- 77% of surveyed retailers cited that enabling ship-from-store reduced or significantly reduced their fulfillment costs.[2]
- 50% of consumers expect to buy online and pick up in-store.[2]

**Retailers expected to continue to grow store count:**

- TJX 170 new stores in 2023
- Burlington 500-600 net new stores over the next 5 years
- ROSS 100 new locations in 2023
- five BELOW 200-300 new stores for 2023 and looking to triple its U.S. store base to 3,500 by 2030
- SHAKE SHACK 65-70 restaurants in 2023
- CAVA Over 200 new stores by 2025

**Nearly 100% of our retail assets have tenants with omnichannel offerings(3)**

(1) Sourced from a 4Q22 shopping center vacancy report by Cushman & Wakefield
(2) Data from Forrester study that surveyed 256 U.S. and European retail and manufacturing decision-makers and 1,503 multi-channel shoppers
(3) Includes retailers' websites and partnerships with delivery apps

Projected Openings Data Source: Media reports

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13U R B A N E D G E P R O P E R T I E SI N V E S T O R P R E S E N T A T I O N M A R C H 2 0 2 3 Record 1 Million sf of New Leases Executed in 2022

# Transforming Kmart boxes and our properties

Enhanced the value of our assets through the re-tenanting of vacant Kmart boxes with a vibrant tenant merchandising mix that serves our communities. The combined weighted average cash leasing spread of this transformation was +50% at unleveraged yield of 11%.

## Grocer and Discounter


ShopRite

**ShopRite and Marshalls**
Huntington Commons
Huntington, NY
Opened 4Q22

## Entertainment



**Sector Sixty6**
Las Catalinas
Caguas, Puerto Rico
Est Stabilization 2Q23

## Grocer, Discounter, Medical


Ralph's

**Ralph's Food Warehouse, T.J. Maxx and Urology Hub**
The Outlets at Montehiedra
San Juan, PR
Est Stabilization 2Q24-3Q24

## General Merchandise


target

**Target**
Bruckner Commons
Bruckner, NY
Est Stabilization 2Q25

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Same-Property Occupancy



98.0% (1)
97.0%
96.3%
95.6%
93.4%
92.6%
93.4%
92.1%
92.7%
91.3%
93.0%
90.9%
91.8%
89.7%
91.3%
89.5%
92.0%
89.2%
92.8%
89.4%
94.1%
90.3%
93.9%
90.1%
94.9%
90.0%
94.7%
90.1%
95.4%
91.0%
97% - 98%
2016-2017
2018
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
Near-term Goal
Leased Occupancy
Physical Occupancy

(1) Represents an average of quarterly occupancy

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16U R B A N E D G E P R O P E R T I E SI N V E S T O R P R E S E N T A T I O N M A R C H 2 0 2 3 Leases Executed But Not Yet Rent Commenced CityMD Morris Plains, NJ Est Stabilization 3Q23 Approximately $29M of future annual gross rent from leases executed but not yet rent commenced will provide significant earnings growth over the upcoming years. Approximately $24M of this amount is being driven by leases included as part of our Active Redevelopment projects. National, regional, and industrial tenants represent 83% of the leased but not yet rent commenced pipeline. Briarcliff Commons Las Catalinas 4.5 14.6 22.2 24.3 1.7 4.2 4.4 4.3 $0 $5 $10 $15 $20 $25 $30 2023 2024 2025 2026 Leases included in redevelopment projects Other leases $28.6M $26.6M $18.8M $6.2M Marlton Commons Sector Sixy6 Caguas, PR Est Stabilization 2Q23 First Watch and Cava Marlton, NJ Est Stabilization 3Q24 Note: Represents total gross rent on vacant spaces and incremental rent on spaces still occupied

17U R B A N E D G E P R O P E R T I E SI N V E S T O R P R E S E N T A T I O N M A R C H 2 0 2 3 DEVELOPMENT

# Development Update

- $216 million of active projects as of December 31, 2022, with $160 million remaining to be funded
- Expecting 12% unlevered yield
- Upgrading large vacant spaces with grocers, discounters, entertainment and medical uses
- New anchor tenants stimulating shop demand and higher quality co-tenancy

**Featured Projects:**

| Active Project | Est Gross Cost ($000s) | Target Stabilization | Status |
|---|---|---|---|
| **Bergen Town Center (Phase B)** | $44,300 | 2Q25 | Ground-up development for 80K sf Hackensack Meridian Health on outparcel facing Rt 4 |
| **Bruckner Commons** | 38,700 | 2Q25 | Re-tenanting former Kmart box with Target |
| **Las Catalinas** | 13,400 | 2Q23 | Re-tenanting former Kmart box with Sector Sixty6 |
| **The Outlets at Montehiedra (Phase C)** | 12,600 | 3Q24 | Demising and re-tenanting former Kmart box with Ralph's Food Warehouse and Urology Hub |
| **The Outlets at Montehiedra (Phase A)** | 10,600 | 1Q23 | Constructing new 14K± sf building for Walgreens and Global Mattress and new 3K sf pad for Arby's |
| **Broomall Commons (Phase B)** | 10,300 | 4Q23 | Re-tenanting 19K sf former A.C. Moore with Nemours Children's Hospital and backfilling remaining 41K sf of former Giant box |
| **Hudson Mall** | 9,700 | 1Q24 | Re-tenanting former Toys "R" Us box |
| **Shops at Bruckner (Phase B)** | 9,100 | 4Q23 | Re-tenanting with Aldi and Lot Less |
| **Huntington Commons (Phase B)** | 8,500 | 4Q23 | Center repositioning and renovations |
| **The Outlets at Montehiedra (Phase D)** | 6,800 | 2Q24 | Re-tenanting 24K sf of vacant Kmart box with T.J. Maxx |

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19U R B A N E D G E P R O P E R T I E SI N V E S T O R P R E S E N T A T I O N M A R C H 2 0 2 3 Bruckner Commons | Bronx, NY BEFORE AFTER Re-tenanting former Kmart box with Target Target Stabilization 2Q25

20U R B A N E D G E P R O P E R T I E SI N V E S T O R P R E S E N T A T I O N M A R C H 2 0 2 3 Bruckner Commons | Bronx, NY

# Bergen Town Center | Paramus, NJ



Phase B: Ground-up development of an 80,000 sf medical office building for Hackensack Meridian Health on vacant outparcel facing Route 4
Target Stabilization 2Q25



KOHL'S
SEPHORA
bloomingdales
HomeGoods

Phase A: Re-tenant former Century 21 box with Kohl's
Opened October 2022

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22U R B A N E D G E P R O P E R T I E SI N V E S T O R P R E S E N T A T I O N M A R C H 2 0 2 3 Bergen Town Center | Paramus, NJ

Las Catalinas | Caguas, Puerto Rico

Re-tenanting 122,000± sf Kmart box with Sector Sixty6
Target Stabilization 2Q23



BEFORE


SECTOR
golden corral

AFTER

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24U R B A N E D G E P R O P E R T I E SI N V E S T O R P R E S E N T A T I O N M A R C H 2 0 2 3 Las Catalinas | Caguas, Puerto Rico

# The Outlets at Montehiedra | San Juan, Puerto Rico

Phases C & D: Demising and re-tenanting former Kmart box with Ralph's Food Warehouse , T.J. Maxx and Urology Hub.
Target Stabilization 2Q24 - 3Q24


mart

BEFORE


Ralph's
TJ·maxx
IHOP

AFTER

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# Huntington Commons | Huntington, NY

Phase A: Re-tenanting former Kmart box with ShopRite and Marshalls relocation
Opened in 4Q22



BEFORE


ShopRite
ENTRANCE
EXIT

AFTER

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# Huntington Commons | Huntington, NY

Phase B: Re-tenant relocated Marshalls box, small shops and upgraded façade, parking, and landscaping
Target Stabilization 4Q23


THE CHILDREN'S PLACE
Famous Footwear

BEFORE


BATH & BEAUTY
CLOTHING PLACE
BED & FRAMES
SHOES
CASUAL FOOTWEAR

AFTER

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28U R B A N E D G E P R O P E R T I E SI N V E S T O R P R E S E N T A T I O N M A R C H 2 0 2 3 Huntington Commons | Huntington, NY

# The Shops at Bruckner | Bronx, NY

Phase A: Re-tenanted with Five Below and relocated Jimmy Jazz
Opened in 4Q22

Phase B: Re-tenanting former Fallas space with Aldi and Lot Less
Target Stabilization 4Q23



BEFORE


LOT LESS
ALDI

AFTER

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30U R B A N E D G E P R O P E R T I E SI N V E S T O R P R E S E N T A T I O N M A R C H 2 0 2 3 The Shops at Bruckner | Bronx, NY

# Other Projects

**Upgrading** tenancy with vibrant quick-service restaurants

**Unlocking** undeveloped land through the creation of new buildings and pads

**Enhancing** value through repositioning and re-tenanting of previous vacancies

| Active Project | Est Gross Cost ($000s) | Target Stabilization | Status |
|---|---|---|---|
| Marlton Commons | 7,300 | 3Q24 | Redeveloping Friendly's with new 10,700± sf multi-tenant pad (First Watch and Cava executed) |
| Burnside Commons | 6,900 | 1Q24 | Re-tenanting anchor vacancy with Bingo Wholesale |
| Brick Commons | 4,500 | 3Q24 | Replace Santander Bank with 2 QSR's (Shake Shack executed) |
| Huntington Commons (Phase C) | 4,200 | 1Q24 | Redemise of the former Outback to create three small shop spaces. (Cycle Bar, GolfTec and iStretch+ executed) |
| Walnut Creek | 3,500 | 4Q23 | Re-tenanting former Z Gallerie with Sweetgreen (open) and remaining 4,000 sf |
| East Hanover Warehouses (Phase A) | 3,300 | 3Q23 | Re-tenanting 187K sf of warehouse space with Bestway Trucking Service |
| Goucher Commons | 3,100 | 2Q24 | Backfill 22,000± sf Staples box with Golf Galaxy |
| Mount Kisco Commons | 3,100 | 1Q23 | Converting former sit-down restaurant into a Chipotle (open) and Dunkin' |
| Plaza at Cherry Hill (Phase A) | 2,800 | 2Q23 | Relocating and expanding Total Wine |
| East Hanover Warehouses (Phase B) | 2,800 | 3Q23 | Re-tenanting 99,000 sf vacancy with Decker Tape |
| Briarcliff Commons (Phase B) | 2,700 | 3Q23 | Develop new 4,000± pad for City MD |
| Greenbrook Commons | 2,600 | 2Q24 | Backfill Unique Thrift with Aldi |
| The Outlets at Montehiedra (Phase B) | 2,200 | 2Q24 | Develop new 6,000± sf pad for Texas Roadhouse |
| Yonkers Gateway Center | 1,700 | 3Q23 | Re-tenant end cap space with Wren Kitchens |
| Plaza at Cherry Hill (Phase B) | 1,300 | 4Q23 | Backfilling 25,000 sf vacancy with Savers Thrift |
| **Total** | **$52,000** | | |

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32U R B A N E D G E P R O P E R T I E SI N V E S T O R P R E S E N T A T I O N M A R C H 2 0 2 3 Opened in 2022 Briarcliff Commons Newington Commons Tonnelle Commons Walnut Creek – Mt. Diablo Bergen Town Center Briarcliff Commons

33U R B A N E D G E P R O P E R T I E SI N V E S T O R P R E S E N T A T I O N M A R C H 2 0 2 3 ACQUISITIONS UPDATE

# Acquisition/Disposition Strategy



WOODMORE
TOWNE CENTRE
AT GLENARDEN
Ruby Lockhart Blvd.

## Opportunistically target value-add assets

- Assets with attractive yield and/or potential for value creation through leasing, redevelopment and repurposing
- Focus on larger-scale properties, distressed/motivated sellers and special situations
- Assets that are synergistic or complementary to existing properties
- Generate off-market opportunities and early looks through relationships with owners, brokers, lenders and third parties

## Acquisition focus

- D.C. to Boston with ability to target other infill submarkets with high-quality demographics
- NOI growth with below market rents, above average sales and sustainable health ratios
- Attractive, risk-adjusted returns

## Disposition focus

- Smaller assets in non-core markets
- Return on capital or time no longer attractive
- Seek to achieve tax efficient transactions where possible via 1031 exchange

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35U R B A N E D G E P R O P E R T I E SI N V E S T O R P R E S E N T A T I O N M A R C H 2 0 2 3 LIQUIDITY AND BALANCE SHEET

36U R B A N E D G E P R O P E R T I E SI N V E S T O R P R E S E N T A T I O N M A R C H 2 0 2 3 Liquidity and Balance Sheet • Total liquidity of ~$929 million, comprised of $129 million of cash and $800 million available under our line of credit • Outstanding indebtedness is made up of 34 individual non-recourse mortgages aggregating $1.7 billion which provide flexibility on an asset-by-asset basis. Maturity Profile (Balloon payments only, $ millions) $329 $144 $52 $214 $306 $265 $58 $101 $117 $0 $0 $100 $200 $300 $400 2023 2024 2025 2026 2027 2028 2029 2030 2031 Thereafter 3.7% 4.9% 5.7% 4.2% 4.4% 4.4% 4.2% 4.6% 3.4% 6.4%Wtd . avg. rate at maturity Note: All metrics based on reported information as of December 31, 2022. Weighted Average Term to Maturity 4.1 years Weighted Average Cost of Debt 4.28%

37U R B A N E D G E P R O P E R T I E SI N V E S T O R P R E S E N T A T I O N M A R C H 2 0 2 3 ENVIRONMENTAL, SOCIAL, GOVERNANCE (ESG)

# Environmental, Social and Governance (ESG)

We are dedicated to upholding sustainable operations and are confident that our long-term sustainability objectives will benefit all our stakeholders.

**45%**
improvement to GRESB score over 2020, new score higher than peer average

**25%**
reduction in total electricity kWh

**52%**
reduction in total gas therms*

**27%**
reduction in GHG emissions in 2021 vs 2015*

**Over $600K**
donated to various charitable initiatives since 2015

*Like-for-like properties; landlord-controlled areas including vacancies

**ENVIRONMENTAL INITIATIVES**

- Set goal for 50% reduction to Scope 1 and 2 emissions by 2030 from 2015 base year
- 85% of landlord-controlled properties upgraded to LED lighting
- More than $40M invested in energy efficient white roofs
- On track to install EV charging stations at 10 properties
- Green Lease language incorporated in our form lease
- Installing water meters with leak detection and smart irrigation controllers

**SOCIAL RESPONSIBLIITY**

- Commenced a materiality assessment to identify ESG topics that are important to our stakeholders and to guide our ESG program.
- Continued engagement with shareholders, employees, lenders, tenants and the communities we serve
- Advanced our Diversity, Equity & Inclusion ("DEI") Program with a focus on education, unconscious bias and inclusion
- Robust community-outreach program and continued participation in a number of local and national charitable organizations

**CORPORATE GOVERNANCE**

- Committed to sound corporate governance with standards and policies that yield honest, transparent and accountable trustees and executive officers
- ESG priorities and initiatives monitored and reviewed at the Board level
- Utilize a risk-based approach to prioritize and allocate our efforts and resources to minimize cyber

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# ESG Focus Areas

We performed a gap analysis based on our latest GRESB submission to identify the biggest opportunities to improve our oversight and management of ESG performance.

- Utilizing our environmental management system framework to help us achieve our environmental goals
- Enhancing tenant engagement utilizing newly implemented communication tools
- Evaluating greenhouse gas reduction targets using data gathered from building technical assessments
- Improving diversity, equity and inclusion metrics by expanding the DEI policies in our HR practices
- Increasing energy, water and waste data coverage and reporting to include data maintained and controlled by tenants
- Further integrating ESG into the strategic planning process of each business unit
- Developing procedures and standards related to data collection and reporting so that ESG disclosures are appropriately supported and verified
- Enhancing employee awareness of ESG priorities both within and outside of their departments

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# 2023 Guidance

The Company's 2023 earnings guidance anticipates net income of $0.27 to $0.33 per diluted share, FFO of $1.10 to $1.16 per diluted share, and FFO as Adjusted of $1.11 to $1.17 per diluted share. Below is a summary of the underlying assumptions and a reconciliation of the range of estimated earnings, FFO, and FFO as Adjusted per diluted share.

## The Company's Full Year Outlook is Based on the Following Assumptions

- Same-property NOI growth, including properties in redevelopment, of (1.0%) to 2.0%
- Same-property NOI growth, including properties in redevelopment, adjusted for the collection of amounts previously deemed uncollectible of 0.5% to 3.5%
- No new acquisitions or dispositions
- G&A expenses ranging from $35.5 million to $37.5 million
- Interest and debt expense ranging from $70.1 million to $73.0 million
- Excludes items that impact FFO comparability, including loss on extinguishment of debt or any one-time items outside of the ordinary course of business

INVESTOR PRESENTATION MARCH 2023

URBAN EDGE PROPERTIES | 40

# 2023 Guidance

| (in thousands, except per share amounts) | Guidance 2023E Low | Guidance 2023E High | Per Diluted Share Low | Per Diluted Share High |
|---|---|---|---|---|
| Net income | $33,200 | $40,200 | $0.27 | $0.33 |
| Less net (income) loss attributable to noncontrolling interests in: | | | | |
| Operating partnership | (1,600) | (1,600) | (0.01) | (0.01) |
| Consolidated subsidiaries | 600 | 600 | - | - |
| Net income attributable to common shareholders | 32,200 | 39,200 | 0.26 | 0.32 |
| Adjustments: | | | | |
| Rental property depreciation and amortization | 101,300 | 101,300 | 0.83 | 0.83 |
| Limited partnership interests in operating partnership | 1,600 | 1,600 | 0.01 | 0.01 |
| FFO Applicable to diluted common shareholders | 135,100 | 142,100 | 1.10 | 1.16 |
| Adjustments to FFO: | | | | |
| Transaction, severance and litigation expenses | 900 | 900 | 0.01 | 0.01 |
| FFO as Adjusted applicable to diluted common shareholders | $136,000 | $143,000 | $1.11 | $1.17 |

| | Per Diluted Share Low | Per Diluted Share High |
|---|---|---|
| **2022 FFO per diluted share** | $1.19 | $1.19 |
| Items impacting FFO comparability[(1)] | 0.02 | 0.02 |
| Interest and debt expense | (0.10) | (0.09) |
| Same-property NOI growth, including redevelopment | (0.02) | 0.03 |
| Recurring general and administrative and other expenses | 0.01 | 0.01 |
| **2023E FFO per diluted share** | $1.10 | $1.16 |

(1) Includes adjustments to FFO for fiscal year 2022 which impact comparability. See "Reconciliation of Net Income to FFO and FFO as Adjusted" on page 7 of our 4Q22 Supplemental Disclosure Package for more information.

The Company is providing a projection of anticipated net income solely to satisfy the disclosure requirements of the Securities and Exchange Commission. The Company's projections are based on management's current beliefs and assumptions about the Company's business, and the industry and the markets in which it operates; there are known and unknown risks and uncertainties associated with these projections. There can be no assurance that our actual results will not differ from the guidance set forth above. The Company assumes no obligation to update publicly any forward-looking statements, including its 2023 earnings guidance, whether as a result of new information, future events or otherwise. Please refer to the "Forward-Looking Statements" disclosures in this document and "Risk Factors" disclosed in the Company's annual and quarterly reports filed with the Securities and Exchange Commission for more information.

INVESTOR PRESENTATION MARCH 2023

URBAN EDGE PROPERTIES

41

42U R B A N E D G E P R O P E R T I E SI N V E S T O R P R E S E N T A T I O N M A R C H 2 0 2 3 Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of future performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition, business and targeted occupancy may differ materially from those expressed in these forward-looking statements. You can identify many of these statements by words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “would,” “may” or other similar expressions in this presentation. Many of the factors that will determine the outcome of forward-looking statements are beyond our ability to control or predict and include, among others: (i) the economic, political and social impact of, and uncertainty relating to, the ongoing COVID-19 pandemic and related COVID-19 variants; (ii) the loss or bankruptcy of major tenants; (iii) the ability and willingness of the Company’s tenants to renew their leases with the Company upon expiration and the Company’s ability to re- lease its properties on the same or better terms, or at all, in the event of non-renewal or in the event the Company exercises its right to replace an existing tenant; (iv) the impact of e- commerce on our tenants’ business; (v) macroeconomic conditions, such as rising inflation and disruption of, or lack of access to, the capital markets, as well as potential volatility in the Company’s share price; (vi) the Company’s success in implementing its business strategy and its ability to identify, underwrite, finance, consummate and integrate diversifying acquisitions and investments; (vii) changes in general economic conditions or economic conditions in the markets in which the Company competes, and their effect on the Company’s revenues, earnings and funding sources, and on those of its tenants; (viii) increases in the Company’s borrowing costs as a result of changes in interest rates, rising inflation, and other factors, including the discontinuation of USD LIBOR, which is currently anticipated to occur in 2023; (ix) the Company’s ability to pay down, refinance, restructure or extend its indebtedness as it becomes due and potential limitations on the Company’s ability to borrow funds under its existing credit facility as a result of covenants relating to the Company’s financial results; (x) potentially higher costs associated with the Company’s development, redevelopment and anchor repositioning projects, and the Company’s ability to lease the properties at projected rates; (xi) the Company’s liability for environmental matters; (xii) damage to the Company’s properties from catastrophic weather and other natural events, and the physical effects of climate change; (xiii) the Company’s ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax and other considerations; (xiv) information technology security breaches; (xv) the loss of key executives; and (xvi) the accuracy of methodologies and estimates regarding our environmental, social and governance (“ESG”) metrics, goals and targets, tenant willingness and ability to collaborate towards reporting ESG metrics and meeting ESG goals and targets, and the impact of governmental regulation on our ESG efforts. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see “Risk Factors” in Part I, Item 1A, of the Company's Annual Report on Form 10-K for the year ended December 31, 2022. We claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for any forward-looking statements included in this presentation. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this presentation. Forward-Looking Statements

43U R B A N E D G E P R O P E R T I E SI N V E S T O R P R E S E N T A T I O N M A R C H 2 0 2 3 Non-GAAP Financial Measures The Company uses certain non-GAAP performance measures, in addition to the primary GAAP presentations, as we believe these measures improve the understanding of the Company's operational results. We continually evaluate the usefulness, relevance, limitations, and calculation of our reported non-GAAP performance measures to determine how best to provide relevant information to the investing public, and thus such reported measures are subject to change. The Company's non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results. Additionally, the Company's computation of non-GAAP metrics may not be comparable to similarly titled non-GAAP metrics reported by other REITs or real estate companies that define these metrics differently and, as a result, it is important to understand the manner in which the Company defines and calculates each of its non-GAAP metrics. The following non-GAAP measures are commonly used by the Company and investing public to understand and evaluate our operating results and performance: • FFO: The Company believes FFO is a useful, supplemental measure of its operating performance that is a recognized metric used extensively by the real estate industry and, in particular real estate investment trusts ("REITs"). FFO, as defined by the National Association of Real Estate Investment Trusts ("Nareit") and the Company, is net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable real estate and land when connected to the main business of a REIT, impairments on depreciable real estate or land related to a REIT's main business, earnings from consolidated partially owned entities and rental property depreciation and amortization expense. The Company believes that financial analysts, investors and shareholders are better served by the presentation of comparable period operating results generated from FFO primarily because it excludes the assumption that the value of real estate assets diminishes predictably. FFO does not represent cash flows from operating activities in accordance with GAAP, should not be considered an alternative to net income as an indication of our performance, and is not indicative of cash flow as a measure of liquidity or our ability to make cash distributions. • FFO as Adjusted: The Company provides disclosure of FFO as Adjusted because it believes it is a useful supplemental measure of its core operating performance that facilitates comparability of historical financial periods. FFO as Adjusted is calculated by making certain adjustments to FFO to account for items the Company does not believe are representative of ongoing core operating results, including non-comparable revenues and expenses. The Company's method of calculating FFO as Adjusted may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. • NOI: The Company uses NOI internally to make investment and capital allocation decisions and to compare the unlevered performance of our properties to our peers. The Company believes NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis, providing perspective not immediately apparent from net income. The Company calculates NOI using net income as defined by GAAP reflecting only those income and expense items that are incurred at the property level, adjusted for non-cash rental income and expense, and income or expenses that we do not believe are representative of ongoing operating results, if any. In addition, the Company uses NOI margin, calculated as NOI divided by total property revenue, which the Company believes is useful to investors for similar reasons.

44U R B A N E D G E P R O P E R T I E SI N V E S T O R P R E S E N T A T I O N M A R C H 2 0 2 3 Non-GAAP Financial Measures • Same-property NOI: The Company provides disclosure of NOI on a same-property basis, which includes the results of properties that were owned and operated for the entirety of the reporting periods being compared, which total 69 properties for the quarters ended December 31, 2022 and 2021 and 68 properties for the years ended December 31, 2022 and 2021. Information provided on a same-property basis excludes properties under development, redevelopment or that involve anchor repositioning where a substantial portion of the gross leasable area ("GLA") is taken out of service and also excludes properties acquired or sold during the periods being compared. As such, same-property NOI assists in eliminating disparities in net income due to the development, redevelopment, acquisition or disposition of properties during the periods presented, and thus provides a more consistent performance measure for the comparison of the operating performance of the Company's properties. While there is judgment surrounding changes in designations, a property is removed from the same-property pool when it is designated as a redevelopment property because it is undergoing significant renovation or retenanting pursuant to a formal plan that is expected to have a significant impact on its operating income. A development or redevelopment property is moved back to the same-property pool once a substantial portion of the NOI growth expected from the development or redevelopment is reflected in both the current and comparable prior year period, generally one year after at least 80% of the expected NOI from the project is realized on a cash basis. Acquisitions are moved into the same-property pool once we have owned the property for the entirety of the comparable periods and the property is not under significant development or redevelopment. The Company has also provided disclosure of NOI on a same-property basis adjusted to include redevelopment properties. Same-property NOI may include other adjustments as detailed in the Reconciliation of Net Income to NOI and same-property NOI included in the tables accompanying this press release. We also present this metric excluding the collection of amounts previously deemed uncollectible. The Company believes net income is the most directly comparable GAAP financial measure to the non-GAAP performance measures outlined above. Reconciliations of these measures to net income have been provided in the tables accompanying this press release. Operating Metrics The Company presents certain operating metrics related to our properties, including occupancy, leasing activity and rental rates. Operating metrics are used by the Company and are useful to investors in facilitating an understanding of the operational performance for our properties. Occupancy metrics represent the percentage of occupied gross leasable area based on executed leases (including properties in development and redevelopment) and include leases signed, but for which rent has not yet commenced. Same-property portfolio leased occupancy includes properties that have been owned and operated for the entirety of the reporting periods being compared, which total 69 properties for the quarters ended December 31, 2022 and 2021 and 68 properties for the years ended December 31, 2022 and 2021. Occupancy metrics presented for the Company's same-property portfolio excludes properties under development, redevelopment or that involve anchor repositioning where a substantial portion of the gross leasable area is taken out of service and also excludes properties acquired within the past 12 months or properties sold during the periods being compared. Executed new leases, renewals and exercised options are presented on a same- space basis. Same-space leases represent those leases signed on spaces for which there was a previous lease. The Company occasionally provides disclosures by tenant categories which include anchors, shops and industrial/self-storage. Anchors and shops are further broken down by local vs. regional/national tenants. We define anchor tenants as those who have a leased area of >10,000 sf. Local tenants are defined as those with less than five locations. Regional tenants are those with five or more locations in a single region. National tenants are defined as those with five or more locations and operate in two or more regions.